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                           MFS(R) INSTITUTIONAL TRUST

                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

          Supplement dated December 15, 2000 to the Current Prospectus

Effective November 1, 2000, the Expense Summary section for the above referenced funds (each a "fund") is hereby amended and restated as follows:

EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes expenses you may pay when you hold shares of the fund.

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                                 Mid Cap Fund

              Management Fees                                     0.60%
              Other Expenses                                      0.15%
                                                                  -----
              Total Annual Fund Operating Expenses                0.75%
                  Fee Waiver/ Expense Reimbursement(1)           (0.09)%
                                                                 -------
                  Net Expenses(2)                                 0.66%
-----------------------------
(1) MFS has contractually agreed to bear the fund's "Other Expenses", after giving effect to the expense offset arrangement described below, such that "Other Expenses" do not exceed 0.05% annually. These contractual fee arrangements will remain in effect until at least November 1, 2001, absent an earlier modification approved by the board of trustees which oversees the fund.

(2) The fund has an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower for the fund, and would equal 0.65%.

Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

             Series       Year 1      Year 3      Year 5       Year 10

         Mid Cap Fund      $67         $231        $408         $922

                The date of this Supplement is December 15, 2000.